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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                OCTOBER 31, 2001
                                 Date of Report
                        (Date of earliest event reported)




                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)




               ARKANSAS                                 0-28469                              62-1698524
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)

                               221 WEST 2ND STREET
                                    SUITE 627
                           LITTLE ROCK, ARKANSAS 72201
          (Address, including Zip Code, of principal executive offices)

                                 (501) 707-0360
              (Registrant's telephone number, including area code)




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Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item 5.  Other Events.

         Mr. Frank Creer resigned as a director of the Company effective October 31, 2001, for personal reasons which did not involve a disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


Item 7.  Financial Statements and Exhibits.

         Not Applicable.

Item 8.  Change in Fiscal Year.

         Not Applicable.


Item 9.  Regulation FD Disclosure.

         Not Applicable.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereto duly authorized.


                                        PET QUARTERS, INC.



                                        By:  /s/ Steven Dempsey
                                           -------------------------------------
                                           Steven Dempsey
                                           Chairman and Chief Executive Officer

DATE: November 6, 2001